Exhibit 10(b)

TENET HEALTHCARE 2019 STOCK INCENTIVE PLAN
TERMS AND CONDITIONS OF
RESTRICTED STOCK UNIT AWARD
The Human Resources Committee (the “Committee”) of the Board of Directors of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2019 Stock Incentive Plan, as such may be amended from time to time (the “Plan”), to make awards of restricted stock units (“RSUs”) and to determine the terms of such RSUs.
On [Grant Date] (the “Grant Date”), the Committee granted you, [Participant Name] (“You”), an award of RSUs. The RSUs were granted by the Committee subject to the terms and conditions set forth below in this certificate (the “Certificate”). The RSUs are also subject to the terms and conditions of the Plan, which is incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.
1.Grant. The Committee has granted to You RSUs representing the right to receive [Shares Granted] Shares in consideration for services to be performed by You for the Company or an Affiliate.
2.Vesting. Subject to Sections 3 and 4 below, the RSUs will vest as follows: (a) one-third will vest on the first anniversary of the Grant Date, (b) one-third will vest on the second anniversary of the Grant Date, and (c) one-third will vest on the third anniversary of the Grant Date (each one-year period, a “Vesting Period”).
If Your employment terminates or if You cease providing services to the Company or an Affiliate for any reason other than as set forth in Sections 3 or 4 below, Your unvested RSUs will automatically be cancelled upon such termination of employment or services in exchange for no consideration.
3.Certain Termination Events.
(a)Death or Disability. All unvested RSUs will fully vest on the date of Your termination of employment in the event Your employment is terminated for any of the following reasons:
(i)Death, or
(ii)Disability (as defined under section 409A(a)(2)(C)(ii) of the Code).
(b)Retirement on or after age 62. On the date of Your termination of employment as a result of Your retirement on or after reaching age 62, a pro-rated portion of the RSUs scheduled to vest during the Vesting Period in which such termination occurs (based on the number of months You are actually employed during such Vesting Period) will vest and settle.
(c)Qualifying Termination. In the event of Your termination of employment as a result of a Qualifying Termination outside the Protection Period, any unvested RSUs scheduled to vest during the Vesting Period in which such termination occurs shall remain outstanding and eligible to vest as they would have had you remained employed.
4.Change in Control. In the event of a Change in Control, the following provisions will apply:
(a)If the successor company assumes the RSUs or substitutes other restricted stock units for such RSUs (or agrees to assume or substitute such awards) and You incur a Qualifying Termination within the Protection Period, unvested RSUs (or substitute restricted stock units) will fully vest on the later of (i) the date of Your Qualifying Termination or (ii) immediately prior to the occurrence of the Change in Control.
(b)If the successor company does not assume the RSUs, or substitute other restricted stock units for the RSUs, unvested RSUs will fully vest immediately prior to the occurrence of the Change in Control.
In the event You incur a Qualifying Termination not within the Protection Period, the provisions of Section 3 will apply.
5.    Settlement; Tax Withholding. Upon the vesting of Your RSUs, Your RSUs will be settled in Shares within 60 days and You will recognize ordinary income. Notwithstanding the foregoing, to the extent required to comply with Section 409A of the Code, if You are a “specified employee” within the meaning of Section 409A of the Code, and the vesting of Your RSUs is triggered as a result of Your termination of employment, the delivery of Shares shall be delayed until (a) the six-month anniversary of Your separation from service (within the meaning of Section 409A) or (b) if earlier, as soon as practicable following Your death. The Company is required to withhold payroll taxes due with respect to that ordinary income. Pursuant to the Plan, at its option the Committee either may (i) have the Company withhold Shares having a Fair Market Value equal to the amount of the tax withholding or (ii) require You to pay to the Company the amount of the tax withholding.
6.Rights as Shareholder. You will not have any rights of a shareholder prior to the receipt of Your Shares, and will obtain such rights only upon Your receipt of the Shares, at which time You will have all of the rights of a shareholder with respect to the Shares received upon the vesting of those RSUs, including the right to vote those Shares and receive all dividends and other distributions, if any, paid or made with respect thereto. Any Shares or cash distributed as dividends with respect to the Shares underlying the RSUs will be subject to the same vesting schedule as the underlying RSUs and shall be settled as provided in Section 5.
7.Transferability. The RSUs generally may not be transferred, assigned or made subject to any encumbrance, pledge, or charge. Limited exceptions to this rule apply in the case of death, divorce, or gift as provided in Section 12.3 of the Plan.
8.Clawback. Any RSUs You are granted hereunder and/or Shares You receive in settlement of such RSUs, in addition to all other Awards granted to You under the Plan and/or Shares or cash You receive in settlement of such Awards, shall be subject to recovery by the Company in the circumstances and manner provided in any Incentive Compensation Clawback Policy that may be adopted or implemented by the Company and in effect from time to time on or after the date hereof, and You shall effectuate any such recovery at such time and in such manner as the Company may specify. For purposes of this Certificate, the term “Incentive Compensation Clawback Policy” means and includes any clawback or recoupment policy that the Company may adopt or implement.
9.Effect on Other Employee Benefit Plans. The value of the RSUs evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or an Affiliate, except as such plan otherwise expressly provides.
10.No Employment Rights. Nothing in this Certificate will confer upon You any right to continue in the employ or service of the Company or any Affiliate or affect the right of the Company or an Affiliate to terminate Your employment at any time with or without cause.
11.Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Code.
12.Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.
13.Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company’s Corporate Secretary at the Company’s principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision shall govern and any inconsistent term or provision in this Certificate shall be of no force or effect.
14.Binding Effect and Benefit. This Certificate shall be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.
15.Entire Understanding. This Certificate and the Plan embody the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind the Company or You.
16.Governing Law. This Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada, without reference to principles of conflict of laws.
Electronic Signature:     [Electronic Signature]
Acceptance Date:        [Acceptance Date]

TENET HEALTHCARE 2019 STOCK INCENTIVE PLAN
TERMS AND CONDITIONS OF
RESTRICTED STOCK UNIT PERFORMANCE AWARD
The Human Resources Committee (the “Committee”) of the Board of Directors of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2019 Stock Incentive Plan, as such may be amended from time to time (the “Plan”), to make awards of restricted stock units (“RSUs”) and to determine the terms of such RSUs.
On [Grant Date] (the “Grant Date”), the Committee granted you, [Participant Name] (“You”), an award of RSUs. The RSUs were granted by the Committee subject to the terms and conditions set forth below in this certificate (the “Certificate”). The RSUs are also subject to the terms and conditions of the Plan, which is incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.
1.Grant. The Committee has granted to You RSUs representing the right to earn [Shares Granted] Shares based upon target achievement of applicable performance goals (the “Target RSUs”) in consideration for services to be performed by You for the Company or an Affiliate. Subject to Sections 3 and 4, from 0% to 250% of the Target RSUs may vest hereunder subject to the attainment of Performance Criteria (as defined below).
2.Performance Criteria.
(a)Performance Period. Your RSUs are subject to a three-year performance period that began on January 1, 2024 and ends on December 31, 2026 (the “Performance Period”).
(b)Performance Measures. Your RSUs will provisionally vest based on the Company’s achievement of the performance goals as follows:
(i)Between 0% and 200% of one-third of the Target RSUs will vest based on achievement of the 2024 performance goals set forth set forth in Appendix A for fiscal year 2024;
(ii)Between 0% and 200% of one-third of the Target RSUs will vest based on achievement of the 2025 performance goals established by the Committee and communicated to You promptly thereafter for fiscal year 2025; and
(iii)Between 0% and 200% of one-third of the Target RSUs will vest based on achievement of the 2026 performance goals established by the Committee and communicated to You promptly thereafter for fiscal year 2026.
Following completion of the Performance Period, the provisionally vested RSUs will be subject to adjustment based on the Company’s Relative TSR (as defined in Appendix A) for the Performance Period as set forth in Appendix A. The performance goals set forth in Appendix A and each of the performance goals established by the Committee for fiscal years 2025 and 2026 shall be collectively referred to herein as the “Performance Criteria”.
3.Vesting. The RSUs that have provisionally vested under Section 2 above will vest on the third anniversary of the Grant Date (the “Vesting Date”). If Your employment terminates or if You cease providing services to the Company or an Affiliate for any reason prior to the Vesting Date, other than as set forth in Section 4 or 5 below, Your unvested RSUs (even if provisionally vested) will be automatically cancelled.
4.Certain Termination Events. Your unvested RSUs will vest as follows in the event any of the following events (each, a “Termination Event”) occurs prior to the Vesting Date:
(a)Death or Disability. In the event of Your termination of employment as result of your death or disability (as defined under section 409A(a)(2)(C)(ii) of the Code): (i) a pro-rated portion of Your RSUs (based on the number of months You are actually employed during the Performance Period) will vest on the date of such a Termination Event based on the Company’s actual performance with respect to the applicable Performance Criteria during such completed portion of the Performance Period that has provisionally vested on or prior to such a Termination Event and (ii) the remaining portion of Your RSUs will vest on the date of such a Termination Event assuming target achievement of the applicable Performance Criteria for such incomplete portion of the Performance Period that has not provisionally vested on or prior to such a Termination Event.

(b)Retirement. In the event of Your termination of employment as a result of Your retirement on or after reaching age 62, a pro-rated portion of Your RSUs (based on the number of months You are actually employed during the Performance Period) will vest on the Vesting Date, taking into account the Company’s actual performance with respect to the applicable Performance Criteria.
(c)Qualifying Termination. In the event that Your termination of employment occurs as result of Your Qualifying Termination, Your RSUs will remain outstanding and continue to vest based on the Company’s actual performance with respect to the applicable Performance Criteria during the full Performance Period as they would have had you remained employed.
5.Change in Control. In the event of a Change in Control, the following provisions will apply:
(a)If the successor company assumes the RSUs or substitutes other restricted stock units for such RSUs (or agrees to assume or substitute such awards) and You incur a Termination Event within the Protection Period, the unvested RSUs (or substitute restricted stock units) will vest as provided in Section 4 above.
(b)If the successor company does not assume the RSUs, or substitute other restricted stock units for the RSUs, and if either (i) the Change in Control occurs within the Performance Period, then each of the Performance Criteria will be deemed to have been met at the target level and unvested RSUs representing the Target RSUs will fully vest immediately prior to the occurrence of the Change in Control or (ii) the Change in Control occurs after the end of the Performance Period, but prior to the Vesting Date, then Your provisionally vested RSUs will fully vest immediately prior to the occurrence of the Change in Control.
(c)In lieu of (a) or (b), the Committee may declare the level at which the Performance Criteria are deemed to be met and the unvested RSUs will vest to that extent immediately prior to the occurrence of the Change in Control.
6.Settlement; Tax Withholding. Upon the vesting of Your RSUs, Your RSUs will be settled in Shares within 60 days and You will recognize ordinary income. Notwithstanding the foregoing, to the extent required to comply with Section 409A of the Code, if You are a “specified employee” within the meaning of Section 409A of the Code, and the vesting of Your RSUs is triggered as a result of Your termination of employment, the delivery of Shares shall be delayed until (a) the six-month anniversary of Your separation from service (within the meaning of Section 409A), or (b) if earlier, as soon as practicable following Your death. The Company is required to withhold payroll taxes due with respect to that ordinary income. Pursuant to the Plan, at its option the Committee either may (i) have the Company withhold Shares having a Fair Market Value equal to the amount of the tax withholding or (ii) require You to pay to the Company the amount of the tax withholding.
7.Rights as Shareholder. You will not have any rights of a shareholder prior to the receipt of Your Shares, and will obtain such rights only upon Your receipt of the Shares, at which time You will have all of the rights of a shareholder with respect to the Shares received upon the vesting of those RSUs, including the right to vote those Shares and receive all dividends and other distributions, if any, paid or made with respect thereto. Any Shares or cash distributed as dividends with respect to the Shares subject to the RSUs will be subject to the same vesting schedule and performance conditions as the underlying RSUs and shall be settled as provided in Section 6.
8.Clawback. Any RSUs You are granted hereunder and/or Shares You receive in settlement of such RSUs, in addition to all other Awards granted to You under the Plan and/or Shares or cash You receive in settlement of such Awards, shall be subject to recovery by the Company in the circumstances and manner provided in any Incentive Compensation Clawback Policy that may be adopted or implemented by the Company and in effect from time to time on or after the date hereof, and You shall effectuate any such recovery at such time and in such manner as the Company may specify. For purposes of this Certificate, the term “Incentive Compensation Clawback Policy” means and includes the Tenet Healthcare Corporation Clawback Policy as well as any other clawback or recoupment policy that the Company may adopt or implement.
9.Transferability. The RSUs generally may not be transferred, assigned or made subject to any encumbrance, pledge, or charge. Limited exceptions to this rule apply in the case of death, divorce, or gift as provided in Section 12.3 of the Plan.
10.Effect on Other Employee Benefit Plans. The value of the RSUs evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or an Affiliate, except as such plan otherwise expressly provides

11.No Employment Rights. Nothing in this Certificate will confer upon You any right to continue in the employ or service of the Company or any Affiliate or affect the right of the Company or an Affiliate to terminate Your employment at any time with or without cause.
12.Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Code.
13.Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.
14.Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company’s Corporate Secretary at the Company’s principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision shall govern and any inconsistent term or provision in this Certificate shall be of no force or effect.
15.Binding Effect and Benefit. This Certificate shall be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.
16.Entire Understanding. This Certificate and the Plan embody the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind the Company or You.
17.Governing Law. This Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada, without reference to principles of conflict of laws.
Electronic Signature:    [Electronic Signature]
Acceptance Date:        [Acceptance Date]

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